EXHIBIT 99-2

                               SEGMENT INFORMATION

The Company is organized by product-based global business units. The segments manufacture and market products as follows:

- Fabric and home care includes laundry, fabric enhancers, dish care and hard surface cleaners.

- Baby and family care includes diapers, wipes, tissues and towels.

- Beauty care includes cosmetics, hair care, deodorants, fine fragrances, tampons, pads and liners.

- Health care includes personal health care, oral care, pharmaceuticals and pet health and nutrition.

- Snacks and beverages includes coffee, snacks, commercial services and juice

The corporate segment includes both operating and non-operating elements such as financing and investing activities, intangible asset amortization, goodwill and indefinite-lived intangible asset amortization prior to SFAS No. 142 adoption on July 1, 2001, certain employee benefit costs, charges related to restructuring, segment eliminations and other general corporate items. The segment eliminations adjust management reporting principles to accounting principles generally accepted in the United States of America and primarily affect the treatment of unconsolidated investees and income taxes, which are reflected in the business segments using estimated local statutory tax rates. Corporate assets primarily include cash, investment securities and goodwill. The results for the elements of the former food and beverage segment that have been divested or spun-off (i.e., Jif, Crisco and commercial shortening and oils) are reflected in Corporate.



                                          THE PROCTER & GAMBLE COMPANY AND SUBSIDIARIES
                                                      (Amounts in Millions)
                                               New Structure - Segment Information

                                       Fabric and     Baby and       Beauty        Health    Snacks and
                                        Home Care    Family Care      Care          Care     Beverage       Corporate      Total
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Net Sales                       2002      $11,618       $9,233      $10,723        $4,979       $3,249         $436      $40,238
                                2001       11,660        9,221       10,027         4,353        3,460          523       39,244
                                2000       12,157        9,119       10,314         3,909        3,855          597       39,951
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Net Earnings                    2002        1,831          738        1,610           521          303         (651)       4,352
                                2001        1,643          658        1,361           390          242       (1,372)       2,922
                                2000        1,450          698        1,265           335          277         (483)       3,542
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Before-Tax Earnings             2002        2,728        1,272        2,354           795          476       (1,242)       6,383
                                2001        2,430        1,119        2,017           584          401       (1,935)       4,616
                                2000        2,318        1,174        2,036           540          425         (957)       5,536
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Depreciation and Amortization   2002          326          503          339           163          121          241        1,693
                                2001          328          563          293           159          128          800        2,271
                                2000          354          528          330           159          128          692        2,191
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Total Assets                    2002        5,149        7,069        5,500         2,542        2,012       18,504       40,776
                                2001        5,533        6,846        5,154         2,290        2,229       12,335       34,387
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Capital Expenditures            2002          368          702          354           158          125          (28)       1,679
                                2001          516        1,152          416           231          217          (46)       2,486
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

The segment results as previously reported are as follows:

                                          THE PROCTER & GAMBLE COMPANY AND SUBSIDIARIES
                                                      (Amounts in Millions)
                                              Prior Structure - Segment Information

                                       Fabric and   Baby, Feminine   Beauty         Health    Food and
                                        Home Care   & Family Care     Care           Care     Beverages      Corporate     Total
------------------------------------------------------------------------------------------------------------------------------------
Net Sales                       2002      $11,618       $11,877     $8,079         $4,979       $3,801        ($116)     $40,238
                                2001       11,660        11,991      7,257          4,353        4,139         (156)      39,244
                                2000       12,157        12,044      7,389          3,909        4,634         (182)      39,951
------------------------------------------------------------------------------------------------------------------------------------
Net Earnings                    2002        1,831         1,170      1,177            521          384         (731)       4,352
                                2001        1,643         1,052        967            390          332       (1,462)       2,922
                                2000        1,450         1,069        894            335          364         (570)       3,542
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Before-Tax Earnings             2002        2,728         1,961      1,664            795          604       (1,369)       6,383
                                2001        2,430         1,745      1,392            584          546       (2,081)       4,616
                                2000        2,318         1,817      1,393            540          566       (1,098)       5,536
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Depreciation and Amortization   2002          326           621        221            163          135          227        1,693
                                2001          328           673        183            159          146          782        2,271
                                2000          354           664        194            159          153          667        2,191
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Total Assets                    2002        5,149         8,771      3,798          2,542        2,091       18,425       40,776
                                2001        5,533         8,629      3,371          2,290        2,479       12,085       34,387
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Capital Expenditures            2002          368           856        200            158          137          (40)       1,679
                                2001          516         1,307        261            231          235          (64)       2,486
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